Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

No provision for, or benefit from, income taxes was recorded for the years ended December 31, 2020 and 2019. The Company has established a full valuation allowance against its net deferred tax assets due to the uncertainty regarding the realization of such assets. All losses to date have been incurred domestically.

The effective income tax rate of the Company’s provision for income taxes differed from the federal statutory rate as follows:

	Year Ended December 31,
	2019	2020
Statutory income tax rate	21.0%	21.0%
Stock-based compensation expense	(0.3)	8.2
Tax credits	4.7	1.8
State income tax	9.8	1.2
Other	(0.1)	—
Valuation allowance	(35.1)	(32.2)

Total effective income tax rate	—%	—%

Significant components of deferred tax assets for federal and state income taxes were as follows (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Net operating losses	$19,214	$37,785
Tax credits	3,545	5,805
Accrued expenses	345	617
Stock-based compensation expense	52	350
Other current assets	6	6

Total deferred tax assets	23,162	44,563

Deferred tax liabilities:
Property and equipment, net	(25)	—

Total deferred tax liabilities	(25)	—

Valuation allowance	(23,137)	(44,563)

Net deferred tax assets	$—	$—

In March 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The tax relief measures under the CARES Act for businesses include a five-year net operating loss carryback, suspension of the annual deduction limitation of 80% of taxable income from net operating losses generated in a tax year beginning after December 31, 2017, changes in the deductibility of interest, acceleration of alternative minimum tax credit refunds, payroll tax relief, and a technical correction to allow accelerated deductions for qualified improvement property. None of the tax relief measures had a current material effect on the Company.

Realization of future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Due to the Company’s history of operating losses and future sources of taxable income, the Company believes that the recognition of the deferred tax assets is currently not more likely than not to be realized and, accordingly, have provided a full valuation allowance against net deferred tax assets. For the years ended December 31, 2020 and 2019, the net increase in the valuation allowance was $21.4 million and $9.9 million, respectively.

As of December 31, 2020, the Company had federal net operating loss carryforwards of $156.0 million, of which $13.3 million federal net operating losses generated before January 1, 2018 will begin to expire in 2036. Federal net operating losses of $142.7 million generated after December 31, 2017 will carryforward indefinitely. As of December 31, 2020, the Company had state net operating loss carryforwards of $69.0 million, which will begin to expire in 2036.

As of December 31, 2020, the Company had federal general business credits from research and development expenses totaling $4.9 million, as well as state research and development credits of $3.1 million. The federal credits will begin to expire in 2037, if not utilized. The state research and development tax credits can be carried forward indefinitely.

The amount of benefit from net operating loss and tax credit carryforwards may be impaired or limited in certain circumstances. Events which may cause a limitation in the amount of net operating losses and tax credits the Company can utilize include a cumulative ownership change of more than 50%, as defined by Internal Revenue Code Section 382, over a three-year testing period. The Company performed a Section 382 analysis through December 31, 2020. Although the Company has experienced an ownership change in the past, it did not result in a limitation that will materially reduce the total amount of net operating loss carryforwards and credits that can be utilized. Subsequent ownership changes may result in limitations on the Company’s ability to utilize the losses in future periods.

The Company files U.S. federal and state tax returns with varying statutes of limitations. Due to net operating loss and credit carryforwards, all of the tax years since the date of incorporation through the 2020 tax year remain subject to examination by the U.S. federal and some state authorities. The actual amount of any taxes due could vary significantly depending on the ultimate timing and nature of any settlement.

Uncertain Tax Benefits

The Company uses the “more likely than not” criterion for recognizing the income tax benefit of uncertain income tax positions and establishing measurement criteria for income tax benefits. It is reasonably possible that certain unrecognized tax benefits may increase or decrease within the next 12 months as of December 31, 2020 due to tax examination changes, settlement activities, expirations of statute of limitations, or the impact on recognition and measurement considerations related to the results of published tax cases or other similar activities. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months as of December 31, 2020.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits was as follows (in thousands):

	Year Ended December 31,
	2019	2020
Gross unrecognized tax benefit as of January 1	$390	$1,012
Additions for tax positions taken in the current year	407	626
Reductions for tax positions taken in the current year	—	(139)
Additions for tax positions taken in prior years	215	—

Gross unrecognized tax benefit as of December 31	$1,012	$1,499

None of the unrecognized tax benefits at December 31, 2020 or December 31, 2019 would affect the effective tax rate due to the Company’s valuation allowance position. During the years ended December 31, 2020 and 2019, no interest or penalties were required to be recognized relating to unrecognized tax benefits. In the event the Company should need to recognize interest and penalties related to unrecognized income tax liabilities, this amount will be recorded as an accrued expense and an increase to income tax expense.